EQ ADVISORS TRUSTSM

EQ/PIMCO Total Return Portfolio

SUPPLEMENT DATED NOVEMBER 18, 2021 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2021, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2021, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding: a change to the name of the EQ/PIMCO Total Return Portfolio (“Portfolio”); the addition of Pacific Investment Management Company, LLC’s (“PIMCO” or the “Sub-Adviser”) environmental, social and governance (“ESG”) investment process to the Portfolio’s principal investment strategy; the addition of related principal risk disclosure; and other related changes.

Effective on or about March 21, 2022, the following changes are being made to the Portfolio’s Summary Prospectus and Prospectus:

All references to EQ/PIMCO Total Return Portfolio are deleted and replaced with EQ/PIMCO Total Return ESG Portfolio.

The section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy” is amended by adding the following information after the first paragraph:

The Portfolio will not invest in the securities of any non-governmental issuer determined by the Sub-Adviser to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production or distribution of coal and coal fired generation. The Portfolio can invest in the securities of any issuer determined by the Sub-Adviser to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Green/sustainable bonds from issuers involved in fossil fuel-related sectors may also be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. To the extent possible on the basis of information available to the Sub-Adviser, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

In analyzing whether an issuer meets any of the criteria described above, the Sub-Adviser may rely upon, among other things, information provided by an independent third party.

The Portfolio may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance (“ESG practices”) are not to the Sub-Adviser’s satisfaction. In determining the efficacy of an issuer’s ESG practices, the Sub-Adviser will use its own proprietary assessments of material ESG issues and may also utilize standards as set forth by recognized global organizations and external data providers. Additionally, the Sub-Adviser may engage proactively with issuers to encourage them to improve their ESG practices. The Sub-Adviser’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, the Sub-Adviser seeks to identify opportunities for a company to improve its ESG practices, and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Portfolio may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of the Sub-Adviser’s engagement efforts or through the company’s own initiatives. It may also exclude those issuers that are not receptive to the Sub-Adviser’s engagement efforts, as determined in the Sub-Adviser’s sole discretion.

The section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Risks” is amended by adding the following information:

ESG Considerations Risk: Consideration of ESG factors in the investment process may limit the types and number of investment opportunities available to the Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause the Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Sub-Adviser is dependent upon information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of the Portfolio’s ESG considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues.

The section of the Summary Prospectus and Prospectus entitled “WHO MANAGES THE PORTFOLIO — Sub-Adviser: Pacific Investment Management Company, LLC (“PIMCO” or the “Sub-Adviser”)” is amended by adding the following information to the table:

Name	Title	Date Began Managing the Portfolio
Jelle Brons, CFA®	Executive Vice President and Portfolio Manager of PIMCO	December 2021

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Pacific Investment Management Company, LLC” is amended by adding the following information:

Jelle Brons, CFA® is an Executive Vice President of PIMCO, specializing in global investment grade credit. He is a member of PIMCO’s ESG portfolio management team, focusing on credit. Prior to joining PIMCO in 2005, Mr. Brons worked in the credit fixed income department of an investment bank. He has 19 years of investment experience.